UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2023

AMERICAN BATTERY TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

100 Washington Street, Suite 100

Reno, NV 89503

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As first disclosed on Current Report on Form 8-K filed on March 7, 2023, on March 1, 2023, American Battery Technology Company (the “Company”) and LiNiCo Corporation (“LiNiCo”) entered into an asset purchase agreement and membership interest purchase agreement (collectively referred herein as the “Agreements”) for the purchase of a commercial recycling facility in the Tahoe-Reno Industrial Center located at 2500 Peru Drive, McCarran, Nevada (the “Recycling Facility”) and related industrial equipment. Pursuant to the Agreements, the Company acquired the industrial equipment from LiNiCo on March 1, 2023, for the purchase price of $6 million.

As previously disclosed on Current Report on Form 8-K filed on April 7, 2023, on April 6, 2023, the Company and LiNiCo amended and restated the Agreements (the “First Amendment”) in order to enter into a pre-closing lease. The First Amendment obligated the Company to make an immediate cash payment of $5,000,000 and 10,000,000 shares of restricted common stock of the Company towards the closing of the purchase of the Recycling Facility, and a second cash payment of $10,000,000 by April 21, 2023 (the “Second Payment”). $1.5 million of the purchase price will be held in escrow for up to 18 months and be available for the settlement of indemnification claims made by the buyer under the Agreements.

On April 21, 2023, the Company and LiNiCo entered into a pre-closing lease that commenced on April 21, 2023. The pre-closing lease allows the Company and its subcontractors immediate and unlimited access to the Recycling Facility to install, implement, and operate its lithium-ion battery recycling technologies.

Moreover, on April 21, 2023, the Company and LiNico entered into an additional amendment to the Agreements (the “Second Amendment”) for the acquisition of the Recycling Facility and related industrial equipment. The Second Amendment modified the terms of the parties' agreement for the Second Payment of $10,000,000 by requiring that $7,000,000 be delivered to LiNiCo by April 21, 2023, and the final $3,000,000 be delivered by May 12, 2023.

The foregoing description of the Agreements, the First Amendment and Second Amendment are qualified in its entirety by the Agreements, the First Amendment and Second Amendment, a copy of which will be filed as exhibits to the Company’s annual report on Form 10-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: April 27, 2023	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer

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